EXHIBIT 99.2

HOME PROPERTIES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
FIRST QUARTER 2009

-i-

FIRST QUARTER 2009						1Q '09 versus 1Q '08
						% Growth
	# of	Date	1Q '09	1Q '09	Year Ago	Rental	Total	Total	Total	1Q '09
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,091	91.8%	95.0%	6.7%	3.4%	3.9%	3.0%
Canterbury Apartments	618	7/16/1999	$937	93.7%	92.6%	0.8%	-1.3%	-7.0%	2.8%
Country Village	344	4/30/1998	$899	94.4%	94.8%	2.1%	1.4%	-0.6%	3.0%
Dunfield Townhomes	312	11/1/2007	$1,072	95.9%	94.7%	2.5%	4.6%	-1.8%	8.5%
Falcon Crest	396	7/16/1999	$975	93.8%	91.6%	0.5%	2.9%	-3.5%	6.8%
Fox Hall Apartments	720	3/29/2007	$837	90.7%	96.0%	-1.0%	4.3%	-6.0%	15.6%
Gateway Village	132	7/16/1999	$1,267	96.4%	96.4%	0.9%	-0.9%	3.5%	-3.1%
Heritage Woods	164	10/4/2006	$1,022	94.9%	96.7%	2.1%	0.0%	-0.2%	0.1%
Mill Towne Village Apts	384	5/31/2001	$867	92.2%	94.1%	1.5%	-0.3%	1.3%	-1.5%
Morningside Heights	1,050	4/30/1998	$875	91.5%	93.4%	0.7%	-1.0%	-7.8%	3.6%
Owings Run	504	7/16/1999	$1,184	95.1%	96.3%	2.0%	-0.4%	-4.7%	1.6%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,170	93.7%	96.7%	4.2%	-0.3%	-0.8%	0.0%
Saddle Brooke Apartments	468	10/29/2008	$1,059	88.7%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,305	89.8%	94.2%	3.1%	-2.3%	2.8%	-4.8%
The Coves at Chesapeake	469	11/20/2006	$1,192	91.6%	91.4%	0.4%	0.7%	19.2%	-8.7%
Timbercroft Townhomes	284	7/16/1999	$863	99.1%	99.1%	3.6%	0.5%	-2.7%	2.4%
Top Field	156	10/4/2006	$1,183	96.4%	95.8%	5.2%	10.9%	6.5%	13.1%
Village Square Townhomes	370	7/16/1999	$1,143	94.6%	95.9%	-0.3%	-0.1%	1.4%	-0.7%
Woodholme Manor	177	3/31/2001	$849	94.7%	92.0%	0.5%	4.6%	-7.1%	15.9%
Total Baltimore Region	7,814		$1,007	93.0%	94.5%	2.0%	1.3%	-1.0%	2.9%	20.2%

Boston Region
Gardencrest	696	6/28/2002	$1,503	95.1%	95.5%	3.7%	2.9%	-6.4%	10.9%
Highland House	172	5/31/2006	$1,145	97.2%	97.0%	1.5%	1.9%	15.8%	-7.7%
Liberty Place	107	6/6/2006	$1,410	98.0%	91.9%	1.8%	9.0%	2.2%	14.4%
Stone Ends	280	2/12/2003	$1,228	96.4%	93.4%	0.1%	3.6%	1.3%	5.2%
The Heights at Marlborough	348	9/7/2006	$1,174	94.1%	96.3%	2.9%	2.1%	1.8%	2.5%
The Meadows at Marlborough	264	9/7/2006	$1,150	95.5%	97.1%	1.5%	0.8%	4.8%	-3.6%
The Townhomes of Beverly	204	2/15/2007	$1,453	93.2%	94.7%	1.4%	-1.9%	11.4%	-13.1%
The Village at Marshfield	276	3/17/2004	$1,152	93.4%	93.4%	-0.7%	0.8%	4.3%	-1.4%
Westwoods	35	4/30/2007	$1,265	97.6%	97.3%	4.3%	4.2%	-0.6%	8.6%
Total Boston Region	2,382		$1,305	95.1%	95.2%	2.1%	2.2%	1.3%	3.0%	6.8%

Chicago Region
Blackhawk	371	10/20/2000	$891	95.1%	96.1%	1.2%	-4.0%	2.0%	-11.2%
Courtyards Village	224	8/29/2001	$837	94.9%	98.0%	3.0%	2.5%	-3.1%	8.7%
Cypress Place	192	12/27/2000	$949	95.5%	97.2%	0.8%	1.6%	-4.8%	9.7%
The Colony	783	9/1/1999	$896	94.2%	96.4%	1.0%	-0.8%	-5.7%	4.1%
The New Colonies	672	6/23/1998	$727	95.4%	96.3%	1.6%	0.0%	3.7%	-3.2%
Total Chicago Region	2,242		$843	94.8%	96.5%	1.4%	-0.6%	-1.6%	0.4%	4.1%

Florida Region
The Hamptons	668	7/7/2004	$1,017	95.8%	92.8%	-2.8%	-5.3%	-7.3%	-3.2%
Vinings at Hampton Village	168	7/7/2004	$1,124	96.5%	95.0%	-2.6%	-3.2%	-10.8%	5.3%
Total Florida Region	836		$1,039	95.9%	93.3%	-2.8%	-4.9%	-8.0%	-1.3%	1.7%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,209	94.1%	90.7%	1.5%	5.6%	-13.2%	32.3%
Cambridge Village	82	3/1/2002	$1,657	99.0%	99.7%	2.4%	6.9%	6.9%	6.9%
Devonshire Hills	297	7/16/2001	$1,662	97.4%	96.0%	-1.9%	2.6%	8.4%	-0.6%
Hawthorne Court	434	4/4/2002	$1,369	95.9%	94.5%	-2.1%	-0.4%	7.2%	-8.0%
Heritage Square	80	4/4/2002	$1,672	95.4%	98.6%	2.0%	-0.8%	8.1%	-7.6%
Holiday Square	144	5/31/2002	$1,181	97.1%	98.3%	2.2%	1.2%	11.1%	-5.7%
Lake Grove Apartments	368	2/3/1997	$1,394	95.1%	94.8%	-0.4%	3.2%	7.9%	-0.2%
Mid- Island Estates	232	7/1/1997	$1,310	98.5%	97.0%	-0.2%	5.8%	10.2%	1.9%
Sayville Commons	342	7/15/2005	$1,527	95.9%	94.4%	1.8%	4.2%	7.2%	2.3%
South Bay Manor	61	9/11/2000	$1,618	95.9%	94.1%	-1.3%	-0.6%	7.4%	-7.8%
Southern Meadows	452	6/29/2001	$1,367	94.6%	94.1%	1.5%	3.7%	6.6%	1.0%
Stratford Greens	359	3/1/2002	$1,431	95.4%	97.3%	0.2%	-1.2%	-3.3%	0.5%
Westwood Village Apts	242	3/1/2002	$2,374	94.5%	97.7%	4.7%	5.5%	8.8%	3.2%
Woodmont Village Apts	96	3/1/2002	$1,261	96.3%	90.3%	-7.1%	7.4%	15.4%	2.2%
Yorkshire Village Apts	40	3/1/2002	$1,759	95.9%	99.3%	4.5%	3.1%	0.3%	6.4%
Total Long Island Region	3,389		$1,492	95.8%	95.6%	0.5%	2.8%	5.8%	0.5%	12.1%

Maine Region
Liberty Commons	120	8/30/2006	$1,201	97.2%	96.6%	3.7%	5.7%	-8.8%	13.9%
Redbank Village	500	7/7/1998	$864	93.8%	94.7%	3.8%	2.7%	4.3%	1.4%
Total Maine Region	620		$929	94.7%	95.2%	3.8%	3.5%	1.3%	5.0%	1.4%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,103	94.5%	96.5%	7.4%	3.2%	10.4%	-1.9%
Chatham Hill Apartments	308	1/30/2004	$1,707	95.2%	96.1%	1.0%	1.1%	11.7%	-4.7%
East Hill Gardens	33	7/7/1998	$1,486	94.7%	98.9%	-1.5%	-4.7%	29.3%	-26.2%
Hackensack Gardens	198	3/1/2005	$1,049	91.3%	90.4%	5.2%	8.7%	9.2%	7.6%
Jacob Ford Village	270	2/15/2007	$1,125	97.6%	94.7%	4.3%	9.2%	-5.9%	29.0%
Lakeview	106	7/7/1998	$1,350	92.1%	98.1%	1.6%	-4.1%	9.5%	-17.5%
Northwood Apartments	134	1/30/2004	$1,320	94.8%	95.1%	2.0%	1.1%	-7.0%	12.8%
Oak Manor	77	7/7/1998	$1,773	95.1%	95.7%	0.3%	1.0%	18.4%	-10.8%
Pleasant View	1,142	7/7/1998	$1,150	92.5%	94.2%	-0.1%	-1.4%	19.4%	-17.3%
Pleasure Bay	270	7/7/1998	$1,055	91.6%	89.2%	-2.2%	2.4%	5.2%	-0.5%
Royal Gardens Apartments	550	5/28/1997	$1,231	94.7%	96.0%	0.9%	-0.1%	8.8%	-8.5%
Wayne Village	275	7/7/1998	$1,391	96.0%	95.7%	1.6%	1.9%	6.9%	-1.8%
Windsor Realty	67	7/7/1998	$1,187	97.3%	93.4%	-0.5%	7.6%	4.4%	11.1%
Total New Jersey Region	3,578		$1,242	94.0%	94.7%	1.1%	1.1%	10.1%	-6.6%	9.2%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$833	87.7%	93.5%	1.8%	-3.6%	5.7%	-13.9%
Castle Club	158	3/15/2000	$949	96.2%	93.2%	1.4%	3.9%	0.3%	8.1%
Chesterfield	247	9/23/1997	$923	96.7%	95.3%	1.4%	5.8%	6.9%	4.8%
Curren Terrace	318	9/23/1997	$891	93.9%	89.9%	-2.8%	5.4%	11.5%	-1.1%
Glen Brook	174	7/28/1999	$835	93.1%	92.6%	1.1%	3.2%	0.3%	7.6%
Glen Manor	174	9/23/1997	$806	94.9%	94.9%	1.9%	1.3%	-3.3%	7.1%
Golf Club	399	3/15/2000	$1,083	93.0%	94.4%	4.5%	2.7%	4.3%	1.5%
Hill Brook Place	274	7/28/1999	$869	95.5%	94.5%	-0.4%	-0.9%	-0.6%	-1.3%
Home Properties of Bryn Mawr	316	3/15/2000	$1,091	92.7%	94.1%	4.7%	3.0%	-1.9%	7.2%
Home Properties of Devon	631	3/15/2000	$1,107	91.1%	94.9%	0.4%	-6.9%	4.3%	-14.7%
Home Properties of Newark	432	7/16/1999	$878	94.2%	94.9%	1.4%	5.0%	0.4%	9.0%
New Orleans Park	442	7/28/1999	$871	92.7%	93.5%	1.8%	1.4%	5.4%	-3.2%
Racquet Club	466	7/7/1998	$1,035	95.0%	97.3%	0.9%	-3.6%	6.0%	-10.6%
Racquet Club South	103	5/27/1999	$911	91.9%	96.3%	3.5%	-2.4%	5.9%	-10.7%
Ridley Brook	244	7/28/1999	$922	94.6%	93.5%	2.5%	3.8%	-1.7%	10.3%
Sherry Lake	298	7/23/1998	$1,187	94.3%	93.1%	1.7%	0.5%	0.4%	0.5%
The Brooke at Peachtree Village	146	8/15/2005	$1,105	98.7%	97.8%	1.8%	2.8%	-5.7%	8.3%
The Landings	384	11/25/1996	$992	96.6%	96.2%	1.8%	7.7%	2.5%	11.7%
Trexler Park	250	3/15/2000	$1,056	92.1%	92.4%	1.4%	-4.6%	8.6%	-15.6%
Trexler Park West	216	8/15/2008	$1,241	92.6%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,138	94.2%	96.0%	3.3%	-1.0%	-10.3%	7.7%
Total Philadelphia Region	6,195		$1,001	93.8%	94.5%	1.7%	0.6%	2.1%	-0.7%	14.9%

Washington DC Region
Braddock Lee	255	3/16/1998	$1,271	98.7%	95.4%	1.4%	3.5%	1.9%	4.6%
Cider Mill	864	9/27/2002	$1,110	94.1%	96.1%	2.9%	-0.6%	3.2%	-3.6%
Cinnamon Run	511	12/28/2005	$1,188	96.4%	96.9%	2.0%	1.5%	-2.9%	3.7%
East Meadow	150	8/1/2000	$1,291	99.5%	97.0%	-1.1%	3.6%	-1.3%	6.7%
Elmwood Terrace	504	6/30/2000	$919	90.9%	92.5%	2.2%	1.1%	-2.3%	4.5%
Falkland Chase	450	9/10/2003	$1,366	90.9%	93.5%	2.5%	-2.0%	4.4%	-5.1%
Mount Vernon Square	1,387	12/27/2006	$1,196	93.1%	95.5%	4.4%	2.1%	4.9%	0.4%
Orleans Village	851	11/16/2000	$1,322	96.4%	95.7%	2.9%	3.5%	2.2%	4.4%
Park Shirlington	294	3/16/1998	$1,292	96.1%	97.0%	5.3%	6.5%	7.3%	6.0%
Peppertree Farm	879	12/28/2005	$1,171	93.2%	91.7%	2.9%	5.9%	5.3%	6.3%
Seminary Hill	296	7/1/1999	$1,253	97.3%	96.1%	2.9%	2.9%	6.9%	-0.3%
Seminary Towers	541	7/1/1999	$1,297	94.0%	94.5%	2.7%	4.7%	8.8%	1.4%
Tamarron Apartments	132	7/16/1999	$1,464	96.4%	95.3%	2.4%	1.1%	-1.5%	2.3%
The Apts at Wellington Trace	240	3/2/2004	$1,269	96.1%	90.0%	0.4%	10.3%	-3.2%	18.0%
The Manor - MD	435	8/31/2001	$1,209	91.6%	92.7%	5.0%	1.7%	0.5%	2.6%
The Manor - VA	198	2/19/1999	$1,041	96.1%	95.7%	3.1%	5.3%	7.3%	3.7%
The Sycamores	185	12/16/2002	$1,357	96.5%	95.2%	1.1%	0.9%	-3.0%	3.1%
Virginia Village	344	5/31/2001	$1,260	97.4%	96.9%	4.1%	1.8%	-5.1%	7.5%
West Springfield	244	11/18/2002	$1,436	95.3%	98.0%	2.0%	0.5%	13.3%	-5.1%
Westchester West	345	12/30/2008	$1,276	92.2%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,163	93.3%	95.8%	3.4%	0.9%	-3.0%	3.3%
Total Washington DC Region	9,333		$1,221	94.4%	94.9%	3.0%	2.6%	3.0%	2.4%	29.6%

TOTAL OWNED PORTFOLIO	36,389		$1,138	94.3%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	35,360		$1,138	94.4%	94.9%	1.8%	1.6%	2.6%	0.8%

(1)	Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

Page 9-10

Physical Occupancy Comparison By Region - Core Properties

Sequential Comparison
First Quarter 2009 vs. Fourth Quarter 2008

Region	% Units	1Q '09	4Q '08	Variance

Washington	25.4%	94.5%	94.5%	0.0%
Baltimore	20.8%	93.3%	93.7%	-0.4%
New Jersey, Long Island	19.7%	94.9%	95.7%	-0.8%
Philadelphia	16.9%	93.8%	94.6%	-0.8%
Boston	6.7%	95.1%	95.4%	-0.3%
Chicago	6.3%	94.8%	96.2%	-1.4%
Florida	2.4%	95.9%	95.3%	0.6%
Other	1.8%	94.7%	95.2%	-0.5%

Total Core	100.0%	94.4%	94.9%	-0.5%

Year over Year Comparison
First Quarter 2009 vs. First Quarter 2008

Region	% Units	1Q '09	1Q '08	Variance

Washington	25.4%	94.5%	94.9%	-0.4%
Baltimore	20.8%	93.3%	94.5%	-1.2%
New Jersey, Long Island	19.7%	94.9%	95.1%	-0.2%
Philadelphia	16.9%	93.8%	94.5%	-0.7%
Boston	6.7%	95.1%	95.2%	-0.1%
Chicago	6.3%	94.8%	96.5%	-1.7%
Florida	2.4%	95.9%	93.3%	2.6%
Other	1.8%	94.7%	95.2%	-0.5%

Total Core	100.0%	94.4%	94.9%	-0.5%

March vs. Quarter Comparison

Region	% Units	Mar '09	1Q '09	Variance

Washington	25.4%	94.7%	94.5%	0.2%
Baltimore	20.8%	93.5%	93.3%	0.2%
New Jersey, Long Island	19.7%	94.9%	94.9%	0.0%
Philadelphia	16.9%	93.8%	93.8%	0.0%
Boston	6.7%	95.6%	95.1%	0.5%
Chicago	6.3%	95.0%	94.8%	0.2%
Florida	2.4%	96.0%	95.9%	0.1%
Other	1.8%	95.5%	94.7%	0.8%

Total Core	100.0%	94.6%	94.4%	0.2%

Net Operating Results - Core Properties

Sequential Results
First Quarter 2009 vs. Fourth Quarter 2008

		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington	25.4%	-0.6%	0.0%	-0.7%	0.4%
Baltimore	20.8%	-0.8%	-0.3%	-2.9%	1.4%
New Jersey, Long Island	19.7%	-0.7%	0.8%	9.4%	-5.9%
Philadelphia	16.9%	-1.1%	1.4%	2.5%	0.3%
Boston	6.7%	-0.3%	-0.8%	11.0%	-9.0%
Chicago	6.3%	-2.0%	-0.8%	-7.5%	7.0%
Florida	2.4%	0.5%	-3.5%	-4.7%	-2.3%
Other	1.8%	0.2%	-0.5%	-7.2%	4.1%

Total Core	100.0%	-0.8%	0.2%	2.1%	-1.3%

Year Over Year Results
First Quarter 2009 vs. First Quarter 2008
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington	25.4%	1.9%	2.6%	3.0%	2.4%
Baltimore	20.8%	0.8%	1.3%	-1.0%	2.9%
New Jersey, Long Island	19.7%	0.5%	2.1%	7.8%	-2.7%
Philadelphia	16.9%	0.5%	0.6%	2.1%	-0.7%
Boston	6.7%	2.0%	2.2%	1.3%	3.0%
Chicago	6.3%	-1.0%	-0.6%	-1.6%	0.4%
Florida	2.4%	-1.4%	-4.9%	-8.0%	-1.3%
Other	1.8%	3.5%	3.2%	1.3%	4.5%

Total Core	100.0%	1.0%	1.6%	2.6%	0.8%

(1)Reflects net change in base rental revenues before utility reimbursements and economic occupancy changes.

Resident Statistics

	Top Six Reasons for Moveouts - Owned Communities
	1Q '09	4Q '08	3Q '08	2Q '08	1Q '08	Year '08	Year '07	Year '06

Employment related	17.70%	15.60%	14.50%	15.20%	15.60%	15.20%	16.10%	15.60%

Eviction/skip	16.60%	15.10%	13.80%	13.00%	16.40%	14.60%	14.60%	14.20%

Transfer w/in HP	13.80%	14.20%	9.80%	8.20%	10.60%	10.70%	8.30%	8.20%

Rent level	10.20%	9.20%	9.60%	10.20%	9.10%	9.50%	8.00%	8.40%

Home purchase	9.90%	11.70%	12.40%	12.60%	11.10%	12.00%	15.50%	18.50%

Location convenience/
apartment size	8.30%	9.00%	10.00%	11.00%	11.00%	10.30%	13.70%	12.40%

Traffic - Core			Turnover - Core
		Signed
	Traffic	Leases
	1Q '09	1Q '09
	vs.	vs.
	1Q '08	1Q '08	1Q '09	1Q '08

Region
Baltimore	-3%	11%	8%	10%
Boston	-5%	-5%	9%	9%
Chicago	7%	2%	10%	10%
Florida	-27%	-11%	11%	13%
Long Island	3%	-7%	7%	6%
Maine	-15%	-1%	10%	10%
New Jersey	3%	31%	8%	7%
Philadelphia	-2%	-8%	8%	9%
Washington	-9%	-28%	8%	9%

Total Core	-4%	-7%	8%	9%

Bad Debt as % of Rent and Utility Recovery - Core

	1Q '09	1Q '08
	1.30%	1.07%

Net Operating Income Detail - Core Properties
($ in thousands, except per unit data)

			Qtr	%
	1Q '09	1Q '08	Variance	Variance

Rent	$112,384	$111,282	$1,102	1.0%
Utility recovery	7,334	6,600	734	11.1%
Rent including recoveries	119,718	117,882	1,836	1.6%
Other income	4,903	4,785	118	2.5%

Total income	124,621	122,667	1,954	1.6%
Operating & maintenance	(54,671)	(53,263)	(1,408)	-2.6%

Net Core NOI	$69,950	$69,404	$546	0.8%

Physical Occupancy %	94.4%	94.9%	-0.5%

Weighted Avg Rent per Unit	$1,138	$1,118	$20	1.8%

Seasonality Factor for NAV Calculation

To annualize net operating income in order to calculate a net asset value, the seasonality factor to apply to the quarter's effective NOI run rate is 24.6%.

This will adjust for the typical seasonal variability in NOI for each quarter.

Operating Expense Detail - Core Properties
 ($ in thousands)

			Qtr	%
	1Q '09	1Q '08	Variance	Variance

Electricity	$2,398	$2,102	$(296)	-14.1%

Gas	8,919	8,342	(577)	-6.9%

Water & sewer	3,404	3,419	15	0.4%

Repairs & maintenance	5,835	5,795	(40)	-0.7%

Personnel expense	11,831	11,357	(474)	-4.2%

Advertising	1,023	1,096	73	6.7%

Legal & professional	372	316	(56)	-17.7%

Office & telephone	1,530	1,531	1	0.1%

Property insurance	2,398	2,820	422	15.0%

Real estate taxes	11,796	11,154	(642)	-5.8%

Snow	689	505	(184)	-36.4%

Trash	859	843	(16)	-1.9%

Property management G & A	3,617	3,983	366	9.2%

Total Core	$54,671	$53,263	$(1,408)	-2.6%

Discontinued Operations
($ in thousands)

The operating results of discontinued operations are summarized as follows for the three months ended March 31, 2009 and 2008:

	1Q '09	1Q '08
Revenues:
Rental income	$713	$4,862
Property other income	22	483
Total revenues	735	5,345
Expenses:
Operating and maintenance	526	2,785
Interest expense (1)	4,497	2,136
Depreciation and amortization	-	1,072
Total expenses	5,023	5,993
Loss from discontinued operations	$(4,288)	$(648)

(1) Includes prepayment penalties of $4,927 and $1,384 in 2009 and 2008, respectively.

Summary Of Recent Acquisitions
$ in millions, except per unit data)

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Acquisitions

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Acquisitions

Saddle Brooke	Baltimore	MD	10/29/2008	468	6.7%	$51.5	$109,955
Westchester West	NoVA/DC	MD	12/30/2008	345	6.9%	49.0	141,939
			Total 2008	813	6.8%	$100.4	$123,528

	Total 2009 and 2008 Acquisitions			813	6.8%	$100.4	$123,528

(1)	CAP rate based on projected NOI at the time of acquisition after an allowance for a 3% management fee but before capital expenditures.

Summary Of Recent Sales
($ in millions, except per unit data)

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Sales
Regency Club	New Jersey	NJ	1/30/2009	372	7.3%	$39.9	$107,277
Lakeshore Villas	Hudson Valley	NY	1/30/2009	152	8.4%	11.5	75,631
Sunset Gardens	Hudson Valley	NY	1/30/2009	217	8.0%	16.4	75,631
			Total 2009	741	7.6%	$67.8	$91,518

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Sales
Carriage Hill Apartments	Hudson Valley	NY	1/31/2008	140	6.7%	$15.1	$107,750
Long Island: 5 Properties (2)	Long Island	NY	2/1/2008	363	6.1%	42.0	115,749
Mill Company Gardens	Portland	ME	2/21/2008	95	6.3%	7.4	77,747
Village Square	Philadelphia	PA	10/15/2008	128	6.5%	13.1	102,289
Valley View	Philadelphia	PA	12/22/2008	177	8.8%	10.5	59,073
Westchester Portfolio: 6 Properties (3)	Hudson Valley	NY	12/30/2008	324	7.3%	36.4	112,404
			Total 2008	1,227	6.8%	$124.5	$101,431

	Total 2009 and 2008 Sales			1,968	7.1%	$192.3	$97,699

(1)	CAP rate based on projected NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures.
(2)	Consists of East Winds Apartments, Coventry Village, Maple Tree, Terry Apartments and Rider Terrace.
(3)	Consists of Bari Manor, Hudson View Estates, Sherwood Townhomes, Sparta Green, Sherwood House and Patricia Apartments.

Breakdown Of Owned Units By Market

		Net			Net
		Acquired/			Acquired/
		Developed	As of	12/31/2008	Developed	As of	Current
Market	State	in 2008	12/31/2008	% of Units	in 2009	3/31/2009	% of Units
Suburban Washington	DC	345	9,333	25.14%	0	9,333	25.65%
Baltimore	MD	468	7,814	21.04%	0	7,814	21.47%
Suburban New York City	NY/NJ	-827	7,708	20.76%	-741	6,967	19.15%
Philadelphia	PA	-257	6,195	16.68%	0	6,195	17.02%
Boston	MA	0	2,382	6.42%	0	2,382	6.55%
Chicago	IL	0	2,242	6.04%	0	2,242	6.16%
Florida	FL	0	836	2.25%	0	836	2.30%
Portland	ME	-95	620	1.67%	0	620	1.70%

Total		-366	37,130	100.0%	-741	36,389	100.0%

Debt Summary Schedule

			INTEREST	03/31/09	MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY

FIXED RATE SECURED

Heritage Square		Centerline - Fannie Mae	5.150	6,038,844	07/01/09	0.25
Blackhawk		M&T Realty - Freddie Mac	5.060	12,679,331	12/01/09	0.67
Braddock Lee		Prudential-Fannie Mae	4.575	20,350,165	01/01/10	0.76
Elmwood Terrace		Centerline - Fannie Mae	5.300	20,155,278	01/01/10	0.76
Glen Manor		Prudential-Fannie Mae	5.065	5,540,701	01/01/10	0.76
Hill Brook Apts		M&T Realty - Freddie Mac	5.210	10,702,912	01/01/10	0.76
Lakeview		Prudential-Fannie Mae	4.575	8,280,284	01/01/10	0.76
Pleasure Bay		Prudential-Fannie Mae	4.575	14,395,084	01/01/10	0.76
Ridley Brook		Prudential-Fannie Mae	4.865	9,223,690	01/01/10	0.76
Windsor Realty		Prudential-Fannie Mae	4.575	4,457,257	01/01/10	0.76
Multi-Property		M&T Realty - Freddie Mac	7.575	45,400,000	05/01/10	1.08
East Meadow Apartments - 2nd		M&T Realty - Freddie Mac	5.550	5,995,281	05/01/10	1.08
Selford Townhomes - 2nd		M&T Realty - Freddie Mac	5.550	4,583,633	05/01/10	1.08
Seminary Hill - 2nd		M&T Realty - Freddie Mac	5.550	10,347,447	05/01/10	1.08
South Bay/Woodmont - 2nd		M&T Realty - Freddie Mac	5.550	5,687,321	05/01/10	1.08
Tamarron Apartments - 2nd		M&T Realty - Freddie Mac	5.550	7,663,230	05/01/10	1.08
The Manor (VA) - 2nd		M&T Realty - Freddie Mac	5.550	6,705,575	05/01/10	1.08
Cider Mill - 1st	(1)	Deutsche Bank - Freddie	4.720	39,553,544	10/01/10	1.50
Cider Mill - 2nd		Deutsche Bank - Freddie	5.180	17,420,806	10/01/10	1.50
Cider Mill - 3rd		Deutsche Bank - Freddie	4.810	8,834,655	10/01/10	1.50
Home Properties of Devon		Prudential-Fannie Mae	7.500	28,892,000	10/01/10	1.50
The Heights at Marlborough - 1st	(1)	Deutsche Bank - Freddie	5.420	21,799,719	10/01/10	1.50
The Heights at Marlborough - 2nd		Deutsche Bank - Freddie	4.890	5,268,363	10/01/10	1.50
Trexler Park		Prudential-Fannie Mae	7.500	10,140,000	10/01/10	1.50
William Henry		NorthMarq - Freddie	5.310	21,585,014	12/01/10	1.67
Multi-Property		Prudential-Fannie Mae	7.250	32,978,000	01/01/11	1.76
Multi-Property		Prudential-Fannie Mae	6.360	8,141,000	01/01/11	1.76
Multi-Property		Prudential-Fannie Mae	6.160	58,881,000	01/01/11	1.76
Orleans Village - 1st		Prudential-Fannie Mae	6.815	43,745,000	01/01/11	1.76
Orleans Village - 2nd		Prudential-Fannie Mae	5.360	22,248,000	01/01/11	1.76
Sherry Lake		Capmark - Freddie Mac	5.180	18,608,012	01/01/11	1.76
Bayview Apartments		M&T Realty - Freddie Mac	4.950	11,042,129	03/01/11	1.92
New Orleans/Arbor Crossing		Prudential-Fannie Mae	4.860	18,415,911	03/01/11	1.92
Racquet Club East - 1st		Prudential-Fannie Mae	6.875	20,476,360	04/01/11	2.00
Racquet Club East - 2nd		Prudential-Fannie Mae	5.490	10,031,747	04/01/11	2.00
Timbercroft Townhomes 1 - 1st		Capmark - HUD	8.500	257,023	05/01/11	2.08
The Meadows at Marlborough	(1)	Prudential - Fannie Mae	5.500	20,300,931	08/01/11	2.34
Lake Grove - 1st		Prudential-Fannie Mae	6.540	24,921,136	12/01/11	2.67
Lake Grove - 2nd		Prudential-Fannie Mae	5.510	10,758,053	12/01/11	2.67
Mount Vernon Square	(1)	KeyBank RE Cap-Fannie	5.490	86,752,386	01/01/12	2.76
Multi-Property Notes Pay		Seller Financing	4.000	249,499	02/01/12	2.84
Timbercroft III - 1st		Capmark - HUD	8.000	425,561	02/01/12	2.84
Castle Club Apartments		NorthMarq - Freddie	7.080	6,401,992	05/01/12	3.09
Gateway Village		Prudential-Fannie Mae	6.885	6,607,401	05/01/12	3.09
The Colonies		Prudential-Fannie Mae	7.110	19,173,617	06/01/12	3.17
Woodholme Manor		Prudential-Fannie Mae	7.165	3,562,738	07/01/12	3.25
Liberty Place	(1)	CW Capital- Fannie	5.710	6,155,703	11/01/12	3.59
Hackensack Gardens - 1st		Wash Mutual-Fannie Mae	5.260	4,543,286	03/01/13	3.92
Hackensack Gardens - 2nd		Wash Mutual-Fannie Mae	5.440	4,400,312	03/01/13	3.92
Barrington Gardens		Wachovia - Freddie	4.960	11,314,080	04/01/13	4.01
Topfield Apartments		M&T Realty-Fannie Mae	5.300	6,101,457	04/01/13	4.01
Canterbury Apartments - 1st		M&T Realty-Fannie Mae	5.020	27,808,587	05/01/13	4.09
Canterbury Apartments - 2nd		M&T Realty-Fannie Mae	6.460	16,985,369	05/01/13	4.09
Multi-Property		Prudential - Fannie Mae	6.475	100,000,000	08/31/13	4.42
Heritage Woods Apts	(1)	MMA Realty - Fannie	5.290	4,923,375	09/01/13	4.42
Saddle Brook Apts. - 1st	(1)	Wells Fargo - Fannie Mae	5.840	27,392,960	11/01/13	4.59
Saddle Brook Apts. - 2nd	(1)	Wells Fargo - Fannie Mae	6.290	3,261,991	11/01/13	4.59
Falkland Chase		Centerline - Fannie Mae	5.480	12,761,478	04/01/14	5.01
The Apts. At Wellington Trace		M&T Realty - Freddie Mac	5.520	24,704,842	04/01/14	5.01
Hawthorne Court		Centerline - Fannie Mae	5.270	35,766,227	07/01/14	5.25
Curren Terrace - 1st		M&T Realty - Freddie Mac	5.360	13,956,322	10/01/14	5.51
Curren Terrace - 2nd		M&T Realty - Freddie Mac	5.090	10,075,672	10/01/14	5.51
Westchester West - 1st	(1)	Deutsche Bank - Freddie	6.150	27,110,195	03/01/15	5.92
Westchester West - 2nd	(1)	Deutsche Bank - Freddie	6.640	7,551,123	03/01/15	5.92
Stratford Greens		North Fork Bank	5.750	31,981,130	07/01/15	6.25
Sayville Commons		M&T Realty - Freddie Mac	5.000	41,138,519	08/01/15	6.34
Cypress Place Apartments		Prudential-Fannie Mae	6.555	10,412,307	11/01/15	6.59
Golf Club Apartments		Prudential-Fannie Mae	6.380	33,599,178	11/01/15	6.59
Northwood Apartments		M&T Realty - Freddie Mac	5.500	10,675,000	12/01/15	6.67
Cinnamon Run - 1st		M&T Realty - Freddie Mac	5.250	51,435,833	01/01/16	6.76
Cinnamon Run - 2nd		M&T Realty - Freddie Mac	5.550	5,324,818	01/01/16	6.76
Peppertree Farm - 1st		M&T Realty - Freddie Mac	5.250	79,169,877	01/01/16	6.76
Peppertree Farm - 2nd		M&T Realty - Freddie Mac	5.550	1,936,293	01/01/16	6.76
The Hamptons/Vinings at Hamptons		Prudential-Fannie Mae	5.565	52,419,802	02/01/16	6.84
Devonshire - 1st		Wachovia - Fannie Mae	5.600	38,340,640	04/01/16	7.01
Devonshire - 2nd		Wachovia - Fannie Mae	6.235	8,508,540	04/01/16	7.01
Mid-Island		Prudential-Fannie Mae	5.480	19,913,000	04/01/16	7.01
Owings Run 1 & 2		Prudential-Fannie Mae	5.590	43,081,000	04/01/16	7.01
Country Village		Centerline - Fannie Mae	5.520	19,241,071	06/01/16	7.18
Fox Hall Apartments		Columbia Nat'l - Freddie	5.610	47,000,000	06/01/17	8.18
Mill Towne Village		Prudential-Fannie Mae	5.990	24,239,000	09/01/17	8.43
Royal Gardens Apts.		M&T Realty - Freddie Mac	5.830	47,000,000	11/01/17	8.59
Village Square 1, 2 & 3		Prudential-Fannie Mae	5.810	39,285,000	12/01/17	8.68
Chatham Hill		M&T Realty - Freddie Mac	5.590	45,000,000	01/01/18	8.76
Seminary Towers Apartments		Prudential-Fannie Mae	5.485	53,515,000	07/01/18	9.26
Bonnie Ridge - 1st		Prudential Life	6.600	12,942,332	12/15/18	9.72
Bonnie Ridge - 2nd		Prudential Life	6.160	18,378,621	12/15/18	9.72
Bonnie Ridge - 3rd		Prudential Life	6.070	25,492,032	12/15/18	9.72
Westwood Village		M&T Realty - Freddie Mac	5.680	47,893,202	01/01/19	9.76
Ridgeview at Wakefield Valley		M&T Realty - Freddie Mac	5.750	18,740,691	01/01/19	9.76
The Sycamores		M&T Realty - Freddie Mac	5.710	21,853,812	01/01/19	9.76
Timbercroft III - 2nd		M & T Realty - HUD	8.375	2,486,893	06/01/19	10.18
Timbercroft Townhomes 1 - 2nd		M & T Realty - HUD	8.375	1,688,412	06/01/19	10.18
Dunfield Townhomes		Centerline - HUD	5.250	12,607,063	09/01/28	19.44
Highland House	(1)	Arbor Comml - Fannie	6.320	6,213,207	01/01/29	19.77
Westwoods	(1)	Capstone Realty - HUD	5.940	3,639,428	06/01/34	25.19
Briggs-Wedgewood	(3)	Berkshire Mtg - HUD	6.000	16,203,498	11/01/34	25.61

WTD AVG - FIXED SECURED			5.778	2,011,845,808		5.25

VARIABLE RATE SECURED
Falkland Chase BMA Index + 1.10		MontCtyHOC-Fannie Mae	1.448	24,695,000	10/01/30	21.52
Adjusts Weekly
Virginia Village - Freddie 30d Ref + 1.99		Wachovia - Freddie Mac	2.240	31,268,729	07/01/15	6.25
Adjusts Monthly

WTD AVG - VARIABLE SECURED			1.890	55,963,729		12.99

WTD AVG - TOTAL SECURED DEBT			5.673	2,067,809,537		5.45

FIXED RATE UNSECURED
Exchangeable Senior Notes	(2)		5.750	134,648,769	11/01/26	17.60

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit		M and T Bank et. al.	1.251	75,500,000	09/01/09	0.42
Adjusts Daily 30 LIBOR + 75

TOTAL COMBINED DEBT			5.531	$2,277,958,306		6.01

% OF PORTFOLIO - FIXED				94.2%

WTG AVG - TOTAL SECURED DEBT			5.673			5.45
WTD AVG - TOTAL PORTFOLIO			5.531			6.01

(1)	General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.
(2)	General ledger balance and rate have been adjusted pursuant to FSP APB #14-1 to reflect fair market value of debt.
(3)	Affordable general partner minority interest property consolidated pursuant to FIN 46R.

UNENCUMBERED PROPERTIES				FIXED RATE - MATURING DEBT SCHEDULE
					MATURING	WTD AVG	% OF
				YEAR	DEBT	RATE	TOTAL
Beechwood Gardens	160	Stone Ends Apts	280	2009	18,718,175	5.09	0.93%
Cambridge Village	82	The Brooke at Peachtree	146	2010	332,981,960	5.69	16.55%
Courtyards Village	224	The Colony	783	2011	300,804,302	6.13	14.95%
East Hill Gardens	33	The Coves at Chesapeake	469	2012	129,328,898	5.94	6.43%
Gardencrest	696	The Landings	384	2013	206,731,417	6.00	10.28%
Glen Brook	177	The Townhomes of Beverly	204	2014	97,264,541	5.36	4.83%
Holiday Square	144	The Village at Marshfield	276	2015	162,467,451	5.83	8.08%
Jacob Ford Village	270	Trexler Park West	216	2016	319,370,873	5.45	15.87%
Liberty Commons	120	Wayne Village Apartments	275	2017	157,524,000	5.78	7.83%
Morningside Heights	1,050	Woodleaf Apartments	228	2018	155,327,985	5.78	7.72%
Racquet Club South	103	Yorkshire Village	40	2019 - 2034	131,326,207	5.82	6.53%
Southern Meadows	452

Total Unencumbered Properties:	23	Total Units:	6,812	TOTAL	$2,011,845,808	5.78	100.00%

Page 20-21

Recurring Capital Expenditure Summary

Effective January 1, 2009, the Company updated its estimate of the amount of recurring, non-revenue enhancing capital expenditures incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the annual amount is $800 per apartment unit compared to $780 in the prior year.  This new amount better reflects current actual costs and the effects of inflation since the last update.

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction and improvement of properties.  Capital improvements are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, new roofs, site improvements and various exterior building improvements.   Non-recurring upgrades include, among other items:  community centers, new windows, and kitchen/bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

				Maintenance
			Capitalized	Expense	Total
	Capitalized		Expenditure	Cost Per	Cost Per
	Cost Per	Useful	Per Unit	Unit	Unit
Category	Unit	Life(1)	Per Year(2)	Per Year(3)	Per Year
Appliances	$1,436	9	$160	$13	$173
Blinds/shades	135	3	45	7	52
Carpets/cleaning	770	4	193	180	373
Computers, equipment, misc.(4)	120	6	20	18	38
Contract repairs	-	-	-	147	147
Exterior painting (5)	84	3	28	-	28
Flooring	250	9	28	-	28
Furnace/air (HVAC)	824	24	34	105	139
Hot water heater	260	7	37	-	37
Interior painting	-		-	205	205
Kitchen/bath cabinets upgrades	1,200	15	80	-	80
Landscaping site	-	-	-	131	131
New roof roof	800	24	33	-	33
Parking lot site	540	15	36	-	36
Pool/exercise facility	119	15	8	54	62
Windows major	1,505	20	75	-	75
Miscellaneous (6)	385	17	23	-	23
Total	$8,428		$800	$860	$1,660

(1)	Estimated weighted average actual physical useful life of the expenditure capitalized.
(2)	This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.
(3)
These expenses are included in the Operating and Maintenance line item of the Consolidated Statement of Operations.  Maintenance labor costs are not included in the $860 per unit estimate.  All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same-store expense detail schedule.

(4)	Includes computers, office equipment/furniture, and maintenance vehicles.
(5)
The level of exterior painting may be lower than other similar titled presentations as the Company's portfolio has a significant amount of brick exteriors.  In addition, the other exposed surfaces are most often covered in aluminum or vinyl.

(6)	Includes items such as: balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return.  This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary

The Company estimates that during the three months ended March 31, 2009 approximately $200 per unit was spent on recurring capital expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:

For the three months ended March 31, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New buildings	$-	$-	$521	$14	$521	$14
Major building improvements	1,139	31	1,575	44	2,714	75
Roof replacements	298	8	86	3	384	11
Site improvements	390	11	-	-	390	11
Apartment upgrades	1,405	39	5,099	141	6,504	180
Appliances	1,180	33	26	-	1,206	33
Carpeting/flooring	1,999	55	599	17	2,598	72
HVAC/mechanicals	642	18	1,289	35	1,931	53
Miscellaneous	181	5	509	14	690	19
Totals	$7,234	$200	$9,704	$268	$16,938	$468

(a)
Calculated using the weighted average number of units owned, including 35,360 core units, and 2008 acquisition units of 813 for the three months ended March 31, 2009 and 35,360 core units for the three months ended March 31, 2008.

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

For the three months ended March 31, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit	Cap Ex	Per Unit	Improvements	Per Unit
Core Communities	$7,071	$200	$9,425	$267	$16,496	$467
2009 Acquisition Communities	-	-	-	-	-	-
2008 Acquisition Communities	163	200	279	343	442	543
Sub-total	7,234	200	9,704	268	16,938	468
2009 Disposed Communities	49	200	126	509	175	709
2008 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	310	-
	$7,283	$200	$9,830	$270	$17,423	$470

(1)
No distinction is made between recurring and non-recurring expenditures for corporate office.  Corporate office expenditures includes principally computer hardware, software and office furniture, fixtures and leasehold improvements.

Adjusted Net Operating Income - Core Properties
($ in thousands)

	Quarter	Quarter
	3/31/2009	3/31/2008	Change

Net Operating Income	$69,950	$69,404	0.8%

Less: Non-recurring Cap-ex @ 6%	(566)	-	-

Adjusted Net Operating Income	$69,385	$69,404	0%

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements.  After charging ourselves a 6% cost of debt capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Development Communities as of March 31, 2009
($ in thousands)

		# of		Estimated					%
	Property	Units at	Estimated	Costs	Costs	Construction	Initial	Construction	Physical
	Type	Completion	Costs	Per Unit	Incurred	Start	Occupancy	Completion	Occupancy

Under construction:
1200 East West Highway	High Rise	247	$79,000	$319.8	$40,517	2Q 07	1Q 10	1Q 10	n/a
Silver Spring, MD

The Courts at Huntington Station	Podium	421	130,500	310.0	54,362	1Q 08	1Q 10	2Q 11	n/a
Alexandria, VA

Total		668	$209,500	$313.6

Pre-construction:
Falkland North	High Rise	tbd	tbd	tbd	1,721	tbd	tbd	tbd	n/a
Silver Spring, MD

Ripley Street *	High Rise	300	tbd	tbd	17,299	tbd	tbd	tbd	n/a
Silver Spring, MD

Total					$113,899

* Preliminary estimates.  A site plan for construction of up to 314 apartment units has been filed.  More detail will be provided in subsequent quarters.

2009 Earnings Guidance

	First	Second	Third	Fourth
Restatement of 2008	Quarter	Quarter	Quarter	Quarter	Year

Restatement of 2008 FFO for APB 14-1

FFO per share - 2008 actual reported per NAREIT definition	$0.7920	$0.8993	$0.8555	$1.0177	$3.5652

Increased interest expense	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt	$0.0000	$0.0000	$0.0000	$(0.0570)	$(0.0567)

FFO per share - 2008 actual per NAREIT definition as restated	$0.7783	$0.8851	$0.8412	$0.9489	$3.4544

Restatement of 2008 "Operating FFO" for APB 14-1

Operating FFO per share - 2008 actual reported	$0.7920	$0.8993	$0.8555	$1.1060	$3.6530

Increased interest expense from APB 14-1	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt - APB 14-1	$0.0000	$0.0000	$0.0000	$(0.0570)	$(0.0567)

Operating FFO per share - 2008 actual as restated	$0.7783	$0.8851	$0.8412	$1.0372	$3.5422

"Operating FFO" is defined as FFO as computed under the strict interpretation of the NAREIT definition and adding back impairment and other non-recurring charges.  In the fourth quarter of 2008, the Company recorded a non-cash charge of $4 million for impairment on an affordable property in Columbus, Ohio where Home Properties is the general partner owning a 0.01% interest.  This $4 million non-cash charge reduced FFO by $0.088 per share in 2008.  The Company expects 2009 FFO and Operating FFO to be the same.

Both FFO and Operating FFO have been restated to reflect the mandatory adoption of FASB Staff Position APB 14-1, which requires companies to expense on a current and retroactive basis certain implied costs of the option value inherent in convertible debt beginning January 1, 2009.  Adoption of APB 14-1 will result in the recognition of non-cash charges which will have no material impact on the company's debt coverage ratios or debt covenants.

Specifically, additional interest expense of approximately 5.5 cents will be recorded in the 2008 restatement.  In addition, the $13.9 million gain on early extinguishment of debt recorded in the fourth quarter of 2008 will be restated to an $11.3 million gain.  The economics of the gain transaction have not changed, only the accounting treatment. The initial guidance given in February assumed the gain would be reduced to a $0.6 million loss.  The proper way to apply APB 14-1 has evolved since then as management and our external accounting firm continued to review the application for a gain transaction of this type.

For 2009, there is an additional $1.9 million of interest expense to be recorded from APB 14-1, or approximately 4 cents per share for the year, or one cent per quarter, reflected in the 2009 numbers below.

2009 Earnings Guidance
		Actual
		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter	Year

2009 compared to 2008 based on NAREIT definition
FFO per share - 2009 guidance per NAREIT definition		$0.794	$.77 - $.83	$.76 - $.82	$.75 - $.81	$3.07 - $3.25

Midpoint of guidance		$0.79	$0.80	$0.79	$0.78	$3.16

FFO per share - 2008 actual per NAREIT definition as restated		$0.778	$0.885	$0.841	$0.949	$3.454

Positive (negative) growth projected		2.0%	-9.6%	-6.1%	-17.8%	-8.5%

2009 compared to 2008 based on "Operating FFO"
FFO per share - 2009 Operating FFO		$0.794	$.77 - $.83	$.76 - $.82	$.75 - $.81	$3.07 - $3.25

Midpoint of guidance		$0.79	$0.80	$0.79	$0.78	$3.16

Operating FFO per share - 2008 actual as restated		$0.778	$0.885	$0.841	$1.037	$3.542

Positive (negative) growth projected		2.0%	-9.6%	-6.1%	-24.8%	-10.8%

2009 Earnings Guidance		Actual
		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter	Year
Assumptions for mid-point of guidance:
Same store revenue growth	see notes (1) & (2)	1.6%	1.2%	1.6%	1.4%	1.5%

Same store expense growth	see note (3)	2.6%	6.7%	3.6%	0.2%	3.3%

Same store NOI growth		0.8%	-2.4%	0.2%	2.2%	0.2%

Same store 2009 physical occupancy		94.4%	94.3%	94.4%	94.2%	94.3%

Same store 2008 physical occupancy		94.9%	95.0%	95.0%	94.9%	94.9%

Change in occupancy		-0.5%	-0.7%	-0.6%	-0.7%	-0.6%

Annual Growth by region: (as originally published in February 2009)
	2008	2009 Same Store Growth Projection
	% of NOI	Revenue	Expenses	NOI
Washington, DC	27.6%	2.4%	3.6%	1.7%
New Jersey/Long Island/Hudson Valley	24.3%	2.1%	3.4%	1.1%
Baltimore *	18.8%	1.8%	4.2%	0.4%
Boston *	7.4%	1.0%	6.6%	-2.8%
Philadelphia	14.9%	1.0%	2.8%	-0.5%
Maine	1.3%	0.3%	2.4%	-1.2%
Chicago	3.9%	-0.1%	1.3%	-1.5%
Florida	1.8%	-2.5%	-0.1%	-5.0%
Total	100.0%	1.6%	3.5%	0.3%

*	Both Baltimore and Boston are projected to have above average expense growth rates - mostly from increased real estate taxes projected for certain properties in those regions.